UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2013 (March 13, 2013)

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Elliott Avenue West Seattle, Washington	98119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 272-5555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2013, at the annual meeting of shareholders for fiscal year 2012 (the “Annual Meeting”), the shareholders of F5 Networks, Inc. (the “Company”) approved amendments to the Company’s Second Amended and Restated Articles of Incorporation to declassify the Company’s Board of Directors and provide for an annual election of directors. The Company filed its Third Amended and Restated Articles of Incorporation with the Secretary of State of the State of Washington on March 19, 2013.

A copy of the Third Amended and Restated Articles of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 13, 2013, at the Annual Meeting, the Company’s shareholders voted on the election of two Class I Directors to hold office until the annual meeting of shareholders for fiscal year 2014, three Class II Directors to hold office until the annual meeting of shareholders for fiscal year 2015, and one Class III Director to hold office until the annual meeting of shareholders for fiscal year 2013 and until their successors are elected and qualified; the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for fiscal year 2013; an advisory vote regarding approval of the compensation of the Company’s named executive officers; and the amendment to the Company’s Second Amended and Restated Articles of Incorporation to declassify the Board of Directors and provide for an annual election of directors.

A total of 68,973,591 shares of the Company’s common stock outstanding and entitled to vote were present at the meeting in person or by proxy. The voting results were as follows:

Item 1: To elect two Class I directors, three Class II directors and one Class III director:

Name of Director	For	Against	Abstain	Broker Non-Votes
Michael Dreyer – Class I	62,489,692	21,186	697,116	5,765,597
Sandra Bergeron – Class I	62,488,123	23,244	696,627	5,765,597
Deborah Bevier – Class II	61,406,243	28,465	1,773,286	5,765,597
Alan Higginson – Class II	60,601,741	25,217	2,581,036	5,765,597
John McAdam – Class II	62,491,915	20,079	696,000	5,765,597
Stephen Smith – Class III	61,566,055	789,313	852,626	5,765,597

Item 2: Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013:

For	Against	Abstain
67,912,204	985,417	75,970

Item 3: Advisory vote on compensation of the Company’s named executive officers:

For	Against	Abstain	Broker non-Votes
61,249,442	1,910,485	48,067	5,765,597

Item 4: Adopt and approve an amendment to the Company’s Second Amended and Restated Articles of Incorporation to declassify the Board of Directors and provide for an annual election of directors:

For	Against	Abstain	Broker non-Votes
62,985,305	130,580	92,109	5,765,597

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description

3.1	Third Amended and Restated Articles of Incorporation filed with the Washington Secretary of State on March 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC.
(Registrant)

Dated: March 19, 2013

	By:	/s/ Jeffrey A. Christianson
Jeffrey A. Christianson
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated Articles of Incorporation filed with the Washington Secretary of State on March 19, 2013